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                                                                    EXHIBIT 23.2

                              CONSENT OF APPRAISER

     We consent to the use of our reports included herein and to the references to our firm in the Airplanes Limited and Airplanes U.S. Trust Report on Form 10-K for the fiscal year ended March 31, 1999.

Dated: February 5, 1999

                                          BK Associates Inc.

                                          /s/ JOHN F. KEITZ

                                          --------------------------------------
                                          Name: John F. Keitz
                                          Title:  President